SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: December 26, 1997 (Date of earliest event reported) First Union Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1997, providing for the issuance of Mortgage Pass-Through Certificates, Series 1997-C2) First Union Commercial Mortgage Securities, Inc. (Exact name of registrant as specified in charter) Delaware 333-7854 56-1643598 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) One First Union Center, Charlotte, North Carolina 28228-0600 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 374-6828 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This current report on Form 8-K relates to the monthly distribution reported to the holders of First Union Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 1997-C2, which was made on July 18, 2002. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on July 18, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: July 18, 2002. ABN AMRO LaSalle Bank N.A. Administrator: Andy Streepy (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 First Union Commercial Mortgage Securities, Inc. First Union National Bank, Master Servicer Commercial Mortgage Pass-Through Certificates Series 1997-C2 ABN AMRO Acct: 67-7852-70-9 Statement Date: 07/18/02 Payment Date: 07/18/02 Prior Payment: 06/18/02 Record Date: 06/28/02 WAC: 8.147335% WAMM: 98 Number Of Pages Table Of Contents 1 REMIC Certificate Report 4 Other Related Information 4 Asset Backed Facts Sheets 1 Delinquency Loan Detail 2 Mortgage Loan Characteristics 2 Loan Level Listing 15 Total Pages Included In This Package 29 Specially Serviced Loan Detail Appendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Remic III Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 220,000,000.00 3,049,982.65 3,049,982.65 33736LAP0 1000.000000000 13.863557500 13.863557500 A-2 384,000,000.00 384,000,000.00 35,708,278.43 33736LAQ8 1000.000000000 1000.000000000 92.990308411 A-3 982,521,000.00 982,521,000.00 0.00 33736LAR6 1000.000000000 1000.000000000 0.000000000 IO 2,203,502,325.00N 1,985,395,591.5 0.00 33736LAW5 1000.000000000 901.018151438 0.000000000 B 110,175,000.00 110,175,000.00 0.00 33736LAS4 1000.000000000 1000.000000000 0.000000000 C 110,175,000.00 110,175,000.00 0.00 33736LAT2 1000.000000000 1000.000000000 0.000000000 D 121,194,000.00 121,194,000.00 0.00 33736LAU9 1000.000000000 1000.000000000 0.000000000 E 33,052,000.00 33,052,000.00 0.00 33736LAV7 1000.000000000 1000.000000000 0.000000000 F 66,105,000.00 66,105,000.00 0.00 33736LAX3 1000.000000000 1000.000000000 0.000000000 G 49,578,000.00 49,578,000.00 0.00 33736LAY1 1000.000000000 1000.000000000 0.000000000 H 16,527,208.00 16,527,208.00 0.00 33736LAZ8 1000.000000000 1000.000000000 0.000000000 J 44,070,046.00 44,070,046.00 0.00 33736LBA2 1000.000000000 1000.000000000 0.000000000 K 22,035,023.00 22,035,023.00 0.00 33736LBB0 1000.000000000 1000.000000000 0.000000000 L 27,543,779.00 27,543,779.00 0.00 33736LBC8 1000.000000000 1000.000000000 0.000000000 M 16,526,269.00 15,369,552.91 0.00 33736LBE4 1000.000000000 930.007426964 0.000000000 R-III 0.00 0.00 0.00 9ABSA909 1000.000000000 0.000000000 0.000000000 2,203,502,325.00 1,985,395,591.5 38,758,261.08 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 0.00 33736LAP0 0.000000000 0.000000000 0.000000000 A-2 0.00 0.00 348,291,721.57 33736LAQ8 0.000000000 0.000000000 907.009691589 A-3 0.00 0.00 982,521,000.00 33736LAR6 0.000000000 0.000000000 1000.000000000 IO 0.00 0.00 1,946,637,330.48 33736LAW5 0.000000000 0.000000000 883.428761746 B 0.00 0.00 110,175,000.00 33736LAS4 0.000000000 0.000000000 1000.000000000 C 0.00 0.00 110,175,000.00 33736LAT2 0.000000000 0.000000000 1000.000000000 D 0.00 0.00 121,194,000.00 33736LAU9 0.000000000 0.000000000 1000.000000000 E 0.00 0.00 33,052,000.00 33736LAV7 0.000000000 0.000000000 1000.000000000 F 0.00 0.00 66,105,000.00 33736LAX3 0.000000000 0.000000000 1000.000000000 G 0.00 0.00 49,578,000.00 33736LAY1 0.000000000 0.000000000 1000.000000000 H 0.00 0.00 16,527,208.00 33736LAZ8 0.000000000 0.000000000 1000.000000000 J 0.00 0.00 44,070,046.00 33736LBA2 0.000000000 0.000000000 1000.000000000 K 0.00 0.00 22,035,023.00 33736LBB0 0.000000000 0.000000000 1000.000000000 L 0.00 0.00 27,543,779.00 33736LBC8 0.000000000 0.000000000 1000.000000000 M 0.00 0.00 15,369,552.91 33736LBE4 0.000000000 0.000000000 930.007426964 R-III 0.00 0.00 0.00 9ABSA909 0.000000000 0.000000000 0.000000000 0.00 0.00 1,946,637,330.48 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) A-1 100,957.33 84,489.96 6.47900000% 33736LAP0 0.458896955 0.384045273Fixed A-2 3,156,039.24 1,044,039.24 6.60000000% 33736LAQ8 8.218852188 2.718852188Fixed A-3 5,444,803.88 0.00 6.65000000% 33736LAR6 5.541666672 0.000000000Fixed IO 3,011,417.74 757,385.78 1.36236746% 33736LAW5 1.366650584 0.343719075 1.45077547% B 623,406.88 0.00 6.79000000% 33736LAS4 5.658333379 0.000000000Fixed C 644,523.75 0.00 7.02000000% 33736LAT2 5.850000000 0.000000000Fixed D 719,084.40 0.00 7.12000000% 33736LAU9 5.933333333 0.000000000Fixed E 196,108.53 0.00 7.12000000% 33736LAV7 5.933333232 0.000000000Fixed F 413,156.25 0.00 7.50000000% 33736LAX3 6.250000000 0.000000000 7.50000000% G 309,862.50 0.00 7.50000000% 33736LAY1 6.250000000 0.000000000 7.50000000% H 103,295.05 0.00 7.50000000% 33736LAZ8 6.250000000 0.000000000 7.50000000% J 220,350.23 0.00 6.00000000% 33736LBA2 5.000000000 0.000000000 6.00000000% K 110,175.12 0.00 6.00000000% 33736LBB0 5.000000227 0.000000000 6.00000000% L 125,461.28 (12,257.62) 6.00000000% 33736LBC8 4.554977006 -0.445023176 6.00000000% M 0.00 (76,847.76) 6.00000000% 33736LBE4 0.000000000 -4.650036859 6.00000000% R-III 0.00 0.00 9ABSA909 0.000000000 0.000000000 15,178,642.18 1,796,809.60 Total P&I Payment 53,936,903.26 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accual (3) Estimated Remic II Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 M 220,000,000.00 3,049,982.65 3,049,982.65 None 1000.000000000 13.863557500 13.863557500 N 384,000,000.00 384,000,000.0 35,708,278.43 None 1000.0000000001000.00000000 92.990308411 O 982,521,000.00 982,521,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 P 110,175,000.00 110,175,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 Q 110,175,000.00 110,175,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 R 121,194,000.00 121,194,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 S 33,052,000.00 33,052,000.00 0.00 None 1000.0000000001000.00000000 0.000000000 T 66,105,000.00 66,105,000.00 0.00 None 1000.0000000001000.00000000 0.000000000 U 49,578,000.00 49,578,000.00 0.00 None 1000.0000000001000.00000000 0.000000000 V 16,527,208.00 16,527,208.00 0.00 None 1000.0000000001000.00000000 0.000000000 W 44,070,046.00 44,070,046.00 0.00 None 1000.0000000001000.00000000 0.000000000 X 22,035,023.00 22,035,023.00 0.00 None 1000.0000000001000.00000000 0.000000000 Y 27,543,779.00 27,543,779.00 0.00 None 1000.0000000001000.00000000 0.000000000 Z 16,526,269.00 15,369,552.91 0.00 None 1000.000000000930.007426964 0.000000000 R-II 0.00 0.00 0.00 9ABSA893 1000.000000000 0.000000000 0.000000000 2,203,502,325.001,985,395,591 38,758,261.08 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 M 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 N 0.00 0.00 348,291,721.57 None 0.000000000 0.000000000 907.009691589 O 0.00 0.00 982,521,000.00 None 0.000000000 0.000000000 1000.000000000 P 0.00 0.00 110,175,000.00 None 0.000000000 0.000000000 1000.000000000 Q 0.00 0.00 110,175,000.00 None 0.000000000 0.000000000 1000.000000000 R 0.00 0.00 121,194,000.00 None 0.000000000 0.000000000 1000.000000000 S 0.00 0.00 33,052,000.00 None 0.000000000 0.000000000 1000.000000000 T 0.00 0.00 66,105,000.00 None 0.000000000 0.000000000 1000.000000000 U 0.00 0.00 49,578,000.00 None 0.000000000 0.000000000 1000.000000000 V 0.00 0.00 16,527,208.00 None 0.000000000 0.000000000 1000.000000000 W 0.00 0.00 44,070,046.00 None 0.000000000 0.000000000 1000.000000000 X 0.00 0.00 22,035,023.00 None 0.000000000 0.000000000 1000.000000000 Y 0.00 0.00 27,543,779.00 None 0.000000000 0.000000000 1000.000000000 Z 0.00 0.00 15,369,552.91 None 0.000000000 0.000000000 930.007426964 R-II 0.00 0.00 0.00 9ABSA893 0.000000000 0.000000000 0.000000000 0.00 0.00 1,946,637,330.48 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) M 105,047.26 84,489.96 8.08816094% None 0.477487545 0.384045273 8.17926313% N 3,632,250.74 1,044,039.24 8.08816094% None 9.458986302 2.718852188 8.17926313% O 6,622,323.31 0.00 8.08816094% None 6.740134114 0.000000000 8.17926313% P 1,499,980.06 757,385.78 8.08816094% None 13.614522895 6.874388745 8.17926313% Q 742,594.28 0.00 8.08816094% None 6.740134150 0.000000000 8.17926313% R 816,863.81 0.00 8.08816094% None 6.740134083 0.000000000 8.17926313% S 222,774.91 0.00 8.08816094% None 6.740134031 0.000000000 8.17926313% T 445,556.57 0.00 8.08816094% None 6.740134180 0.000000000 8.17926313% U 334,162.37 0.00 8.08816094% None 6.740134132 0.000000000 8.17926313% V 111,395.60 0.00 8.08816094% None 6.740134208 0.000000000 8.17926313% W 297,038.02 0.00 8.08816094% None 6.740134104 0.000000000 8.17926313% X 148,519.01 0.00 8.08816094% None 6.740134104 0.000000000 8.17926313% Y 185,648.76 0.00 8.08816094% None 6.740133952 0.000000000 8.17926313% Z 14,487.48 (89,105.38) 8.08816094% None 0.876633437 -5.391742080 8.17926313% R-II 0.00 0.00 9ABSA893 0.000000000 0.000000000 15,178,642.18 1,796,809.60 Total P&I Payment 53,936,903.26 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accual (3) Estimated Remic I Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 Regular 2,203,502,325.001,985,395,591 38,758,261.08 None 1000.00000000 901.01815144 17.58938969 R-I 0.00 0.00 0.00 9ABSA892 1000.00000000 0.00000000 0.00000000 2,203,502,325.001,985,395,591 38,758,261.08 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 Regular 0.00 0.00 1,946,637,330.48 None 0.00000000 0.00000000 883.42876175 R-I 0.00 0.00 0.00 9ABSA892 0.00000000 0.00000000 0.00000000 0.00 0.00 1,946,637,330.48 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) Regular 15,178,642.18 1,796,809.60 8.08816094% None 6.88841668 0.81543349 8.17926313% R-I 0.00 0.00 9ABSA892 0.00000000 0.00000000 15,178,642.18 1,796,809.60 Total P&I Payment 53,936,903.26 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accual (3) Estimated Other Related Information Accrued Excess Beginning Payment of CertificatePrepay InteUnpaid Prior Unpaid Class Interest Shortfall Interest Interest A-1 16,46 0.00 0.00 0.00 A-2 ########### 0.00 0.00 0.00 A-3 ########### 0.00 0.00 0.00 IO ########### 0.00 0.00 0.00 B 623,406 0.00 0.00 0.00 C 644,523 0.00 0.00 0.00 D 719,084 0.00 0.00 0.00 E 196,108 0.00 0.00 0.00 F 413,156 0.00 0.00 0.00 G 309,862 0.00 0.00 0.00 H 103,295 0.00 0.00 0.00 J 220,350 0.00 0.00 0.00 K 110,175 0.00 0.00 0.00 L 137,718 0.00 14,708.11 0.00 M 76,84 0.00 709,146.62 0.00 Total: ########### 0.00 723,854.73 0.00 Ending Yield Unpaid MaintenancePrepayment Class Interest Charges Premiums A-1 0.00 11,122.93 73,367.03 A-2 0.00 134,286.75 909,752.49 A-3 0.00 0.00 0.00 IO 0.00 51,369.52 706,016.26 B 0.00 0.00 0.00 C 0.00 0.00 D 0.00 0.00 0.00 E 0.00 0.00 0.00 F 0.00 0.00 0.00 G 0.00 0.00 0.00 H 0.00 0.00 0.00 J 0.00 0.00 0.00 K 0.00 0.00 0.00 L 26,965.73 0.00 0.00 M 785,994.38 0.00 0.00 Total: 812,960.11 196,779.20 1,689,135.78 Advances Prior Outstanding Principal Interest Servicer########### 4,495,343.64 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 1,469,180.24 4,495,343.64 Current Period Principal Interest Servicer 258,959.46 1,127,378.21 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 258,959.46 1,127,378.21 Recovered Principal Interest Servicer 88,877.71 484,986.68 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 88,877.71 484,986.68 Outstanding Principal Interest Servicer1,639,261.99 5,137,735.17 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 1,639,261.99 5,137,735.17 Servicing Compensation Current Period Primary Master Servicing Fees 66,179.85 Current Period Sub Servicer Fees Paid: 106,873.41 Current Period Additional Servicing Fees Paid 16,544.96 Current Period Additional Master Servicing Co 7,632.12 Current Period Special Servicing Fees Paid: 14,863.91 Current Period Principal Recovery Fees Paid t 0.00 Total Servicing Fees: 212,094.26 0 0.00 General Pool Characteristics Percentage of Remaining Cut-off Date Principa 0.88 0 0 Current Principal Distribution Amount: 38,758,261.0 0 36,050,207.8 0 0.00% Liquidatio Nature of 0 0 Basis for 0.00 Liquidation 0 0 Final Recove 0Current Rea 0.00 0.00 0.00 0Cumulative 0.00 0.00 0.00 REO Property Information #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 00 0.00 0.00 0 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0 0.00 0.00 0.00 0 0 0.00 0 0.00 0 #REF! #REF! #REF! #REF! 0 0 0 0 Description of 0.00 Status #REF! #REF! 0 0 Asset_Backed FACT Distributi Delinq 1 Month Delinq 2 Months Date # Balance # Balance 07/18/02 5 10,097 2 2, 1.25% 0.51% 0.50% 0.11% 06/18/02 2 2044006 2 2161035 0.50% 0.10% 0.50% 0.11% 05/20/02 0 0 1 1233049 0.00% 0.00% 0.25% 0.06% 04/18/02 1 1236558 11 21358984 0.25% 0.06% 2.72% 1.06% 03/18/02 1 1240040 6 27032532 0.25% 0.06% 1.48% 1.34% 02/19/02 324,074,403 9 10,778,406 0.74% 1.18% 2.22% 0.53% 01/18/02 0 0 10 13,425,866 0.00% 0.00% 2.46% 0.66% 12/18/01 3 7,827,818 8 9,585,965 0.74% 0.38% 1.97% 0.47% 11/19/01 3 3,316,060 8 12,092,156 0.74% 0.16% 1.97% 0.59% 10/18/01 912,856,600 0 0 2.21% 0.63% 0.00% 0.00% 09/18/01 1 834,038 1 12,998,814 0.24% 0.04% 0.24% 0.63% 08/20/01 216,158,982 1 2,026,700 0.49% 0.78% 0.24% 0.10% 07/18/01 3 3,064,397 0 0 0.73% 0.15% 0.00% 0.00% 06/18/01 0 0 1 2,030,074 0.00% 0.00% 0.24% 0.10% 05/18/01 1 3,158,506 0 0 0.24% 0.15% 0.00% 0.00% 04/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% Distributi Delinq 3+ Foreclosure/Bankrupt Date # Balance # Balance 07/18/02 1460,251,066 0 0 3.03% 0.00% 0.00% 0.00% 06/18/0260,364,464 0 0 0 3.02% 0.00% 0.00% 0.00% 05/20/0263,455,065 0 0 0 3.17% 0.00% 0.00% 0.00% 04/18/0247,072,473 0 0 0 2.34% 0.00% 0.00% 0.00% 03/18/0236,656,072 0 0 0 1.82% 0.00% 0.00% 0.00% 02/19/0230,209,611 0 0 0 1.49% 0.00% 0.00% 0.00% 01/18/0227,647,449 0 0 0 1.36% 0.00% 0.00% 0.00% 12/18/0127,701,744 0 0 0 1.36% 0.00% 0.00% 0.00% 11/19/0123,213,583 0 0 0 1.14% 0.00% 0.00% 0.00% 10/18/0128,491,759 0 0 0 1.39% 0.00% 0.00% 0.00% 09/18/0115,549,705 0 0 0 0.76% 0.00% 0.00% 0.00% 08/20/0113,566,556 0 0 0 0.66% 0.00% 0.00% 0.00% 07/18/0115,636,502 0 0 0 0.76% 0.00% 0.00% 0.00% 06/18/0113,650,008 0 0 0 0.66% 0.00% 0.00% 0.00% 05/18/0115,722,717 0 0 0 0.76% 0.00% 0.00% 0.00% 04/18/0115,765,693 0 0 0 0.76% 0.00% 0.00% 0.00% Distributi REO Modifica Date # Balance # Balance 07/18/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/18/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/20/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/18/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/18/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/19/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/18/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/19/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/20/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% Distributi PrepaCurr Weighted Avg. Date # Balance Coupon Remit 07/18/02 3 36,050,208 8.1473% 8.0882% 0.75% 1.82% 06/18/02 3 10,013,227 8.2940% 8.2365% 0.75% 0.50% 05/20/02 0 0 8.1466% 8.0872% 0.00% 0.00% 04/18/02 2 10,979,115 8.2960% 8.2380% 0.50% 0.55% 03/18/02 1 1,098,009 7.8534% 7.7896% 0.25% 0.05% 02/19/02 1 11,239,826 8.2984% 8.2400% 0.25% 0.55% 01/18/02 0 0 8.2976% 8.2392% 0.00% 0.00% 12/18/01 0 0 8.1517% 8.0914% 0.00% 0.00% 11/19/01 1 3,204,655 8.2994% 8.2409% 0.25% 0.16% 10/18/01 1 3,745,945 8.1527% 8.0922% 0.25% 0.18% 09/18/01 1 3,666,771 8.2998% 8.2411% 0.24% 0.18% 08/20/01 3 4,918,405 8.3014% 8.2426% 0.73% 0.24% 07/18/01 0 0 8.1552% 8.0945% 0.00% 0.00% 06/18/01 0 0 8.3014% 8.2426% 0.00% 0.00% 05/18/01 0 0 8.1552% 8.0945% 0.00% 0.00% 04/18/01 0 0 8.3015% 8.2426% 0.00% 0.00% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Delinquent Loan Detail Paid Outstanding Out. Propert DisclosureThru Current P&IP&I Protection Control # Date Advance Advances** Advances 15 06/01/02 161,38 161, 0.00 23 12/01/01 145,13 1,015,88 0.00 34 01/01/02 99, 594, 0.00 42 06/01/02 100,83 100, 0.00 53 06/01/02 44, 44 0.00 54 06/01/02 33, 33 0.00 56 01/01/00 87, 2,534,87 0.00 96 06/01/02 48, 48 0.00 102 06/01/02 49, 49 0.00 113 01/01/02 46, 277, 0.00 126 06/01/02 37, 37 0.00 171 05/01/02 33, 66 0.00 198 05/01/02 29, 58 0.00 205 06/01/02 27, 27 0.00 221 06/01/02 25, 25 0.00 231 06/01/02 21, 21 0.00 239 10/01/00 22, 453, 0.00 247 10/01/01 20, 186, 0.00 248 06/01/02 20, 20 0.00 249 06/01/02 20, 20 0.00 254 06/01/02 21, 21 0.00 257 09/01/01 19, 196, 0.00 287 06/01/02 16, 16 0.00 305 06/01/02 14, 14 0.00 307 06/01/02 16, 16 0.00 308 08/01/01 16, 183, 0.00 309 06/01/02 14, 14 0.00 315 06/01/02 15, 15 0.00 316 06/01/02 14, 14 0.00 331 01/01/02 15, 94 0.00 347 03/01/02 15, 60 0.00 359 03/01/02 14, 57 0.00 362 04/01/02 12, 38 0.00 382 05/01/02 12, 25 0.00 384 06/01/02 11, 11 0.00 385 03/01/02 12, 49 0.00 386 06/01/02 11, 11 0.00 387 03/01/02 11, 47 0.00 388 03/01/02 12, 48 0.00 396 06/01/02 9 0.00 415 04/01/02 8 25 0.00 417 05/01/02 8 16 0.00 Special DisclosureAdvance Servicer Foreclosure Bankruptcy Control # DescriptionTransfer DaDate Date 15 B 23 3.00 08/20/01 34 3.00 07/24/01 42 B 07/09/02 53 B 54 B 56 3.00 04/17/00 96 B 102 B 113 3.00 01/23/02 126 B 02/01/02 171 1.00 198 1.00 205 B 221 B 231 B 239 3.00 12/19/00 247 3.00 12/10/01 248 B 249 B 254 B 257 3.00 10/16/01 287 B 305 B 307 B 308 3.00 01/18/01 309 B 315 B 316 B 331 3.00 01/23/02 347 3.00 10/19/01 359 3.00 10/19/01 362 2.00 10/19/01 3821 11/15/01 384 B 385 3.00 11/15/01 386 B 3873 10/19/01 388 3.00 10/19/01 396 B 415 2.00 10/19/01 Notes: (1) A. P&I Advance - Loan in Grace Period B. P&I Advance - Late Payment but < one month delinq 2. P&I Advance - Loan delinquent 2 months 3. P&I Advance - Loan delinquent 3 months or More 0 0 DisclosureREO Control # Date 15 23 34 42 53 54 56 96 102 113 126 171 198 205 221 231 239 247 248 249 254 257 287 305 307 308 309 315 316 331 347 359 362 382 384 385 386 387 388 396 415 STRAT ABN AMRO Acct: 67-7852-70-9 Distribution of Principal Balances Current ScheduNumber Balances of Loans $0 to $1,000,000 26 $1,000,000to $2,000,000 98 $2,000,000to $3,000,000 78 $3,000,000to $4,000,000 41 $4,000,000to $6,000,000 68 $6,000,000to $8,000,000 32 $8,000,000to $10,000,000 14 $10,000,00to $12,000,000 4 $12,000,00to $14,000,000 5 $14,000,00to $16,000,000 6 $16,000,00to $18,000,000 5 $18,000,00to $20,000,000 5 $20,000,00to $22,000,000 1 $22,000,00to $24,000,000 3 $24,000,00to $28,000,000 5 $28,000,00to $32,000,000 2 $32,000,00to $34,000,000 1 $34,000,00to $38,000,000 1 $38,000,00to $44,000,000 1 $44,000,00& Above 0 Total 396 Current Scheduled Scheduled Based on Balances Balance Balance $0 to $1,000,000 21,201,043 1.09% $1,000,000to $2,000,000 149,385,114 7.67% $2,000,000to $3,000,000 188,470,859 9.68% $3,000,000to $4,000,000 142,512,887 7.32% $4,000,000to $6,000,000 324,534,870 16.67% $6,000,000to $8,000,000 217,288,317 11.16% $8,000,000to $10,000,000 124,485,308 6.39% $10,000,00to $12,000,000 43,427,969 2.23% $12,000,00to $14,000,000 62,806,260 3.23% $14,000,00to $16,000,000 90,449,664 4.65% $16,000,00to $18,000,000 86,311,342 4.43% $18,000,00to $20,000,000 94,808,280 4.87% $20,000,00to $22,000,000 21,458,494 1.10% $22,000,00to $24,000,000 68,134,213 3.50% $24,000,00to $28,000,000 137,061,675 7.04% $28,000,00to $32,000,000 59,821,798 3.07% $32,000,00to $34,000,000 33,444,359 1.72% $34,000,00to $38,000,000 37,309,540 1.92% $38,000,00to $44,000,000 43,725,338 2.25% $44,000,00& Above 0 0.00% Total 1,946,637,330 100.00% Average Scheduled Balance is 4,878,790 Maximum Scheduled Balance is 43,725,338 Minimum Scheduled Balance is 561,597 Distribution of Property Types Number Scheduled Based on Property Tof Loans Balance Balance Retail 173 747,502,73 38.40% Multifamil 120 569,258,24 29.24% Office 33 242,483,23 12.46% Lodging 33 182,619,26 9.38% Industrial 12 95,647,4 4.91% Health Car 14 79,495,8 4.08% Other 5 15,526,0 0.80% Mixed Use 2 6,213, 0.32% Mobile Hom 2 4,512, 0.23% Self Stora 2 3,378, 0.17% Total 396 1946637330 100.00% Distribution of Mortgage Interest Rates Current MortgagNumber Scheduled Based on Interest Ratof Loans Balance Balance 7.00% or less 0 0.00% 7.00% to 7.500% 25 255,324,9 13.12% 7.50% to 8.00% 101 522,391,8 26.84% 8.00% to 8.50% 137 646,025,6 33.19% 8.50% to 9.00% 85 369,113,3 18.96% 9.00% to 9.50% 39 112,858,8 5.80% 9.50% to 10.00% 3 7,334 0.38% 10.00% to 10.500% 6 33,587, 1.73% 10.50% to 11.00% 0 0.00% 11.00% to 11.500% 0 0.00% 11.50% to 12.00% 0 0.00% 12.00% to 12.500% 0 0.00% 12.50% to 13.00% 0 0.00% 13.00% to 13.500% 0 0.00% 13.50% & Above 0 0.00% Total 396 1,946,637,33 100.00% W/Avg Mortgage Interest Rate is 8.1473% Minimum Mortgage Interest Rate i 7.0650% Maximum Mortgage Interest Rate i 10.5000% Geographic Distribution Number Scheduled Based on Geographic Location of Loans Balance Balance Florida 55 287,806,1 14.78% New York 21 238,002,3 12.23% Texas 47 198,269,9 10.19% California 30 154,923,0 7.96% Georgia 34 106,298,9 5.46% Virginia 17 76,637, 3.94% Pennsylvania 15 72,773, 3.74% New Jersey 12 67,445, 3.46% Missouri 6 61,365, 3.15% Massachusetts 8 57,812, 2.97% Michigan 10 53,730, 2.76% Ohio 18 52,763, 2.71% Maryland 12 51,313, 2.64% North Carolina 13 47,874, 2.46% Arizona 15 44,634, 2.29% Illinois 5 40,543, 2.08% Connecticut 7 38,185, 1.96% Tennessee 6 34,086, 1.75% Utah 3 32,711, 1.68% Alabama 6 24,216, 1.24% Nevada 2 22,229, 1.14% South Carolina 6 21,937, 1.13% Wisconsin 4 20,275, 1.04% Kansas 7 20,261, 1.04% Louisiana 1 19,169, 0.98% Washington 6 19,007, 0.98% Indiana 7 18,652, 0.96% Minnesota 5 16,494, 0.85% Colorado 5 16,090, 0.83% Oklahoma 2 7,237 0.37% Other 11 23,884, 1.23% Total 396 1,946,637,33 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0.00% 1+ to 2 years 0 0.00% 2+ to 3 years 0 0.00% 3+ to 4 years 0 0.00% 4+ to 5 years 328 1,691,804,27 86.91% 5+ to 6 years 67 250,568,3 12.87% 6+ to 7 years 1 4,264 0.22% 7+ to 8 years 0 0.00% 8+ to 9 years 0 0.00% 9+ to 10 years 0 0.00% 10 years or more 0 0.00% Total 396 1,946,637,33 100.00% Weighted Average Seasoning is 4.8 Distribution of RemaiNumber Scheduled Based on Fully Amorof Loans Balance Balance 60 months or less 5 20,896, 1.07% 61 to 120 months 5 14,602, 0.75% 121 to 180 months 46 88,328, 4.54% 181 to 240 months 22 106,501,8 5.47% 241 to 360 months 13 78,250, 4.02% Total 91 308,579,6 15.85% Weighted Average Months to Maturity 195 Distribution of Amortization Type Number Scheduled Based on Amortization Type of Loans Balance Balance Fully Amortizing 72 261,034,6 13.41% Amortizing Balloon 294 1,496,117,73 76.86% Interest Only / Amort 5 20,896, 1.07% Interest Only / Amort 7 81,430, 4.18% Other 18 87,157, 4.48% Total 396 1,946,637,33 100.00% Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 1 27,329, 1.40% 13 to 24 months 17 65,887, 3.38% 25 to 36 months 15 65,878, 3.38% 37 to 48 months 0 0.00% 49 to 60 months 84 415,928,6 21.37% 61 to 120 months 142 682,005,4 35.04% 121 to 180 months 32 302,775,9 15.55% 181 to 240 months 14 78,251, 4.02% Total 305 1,638,057,67 84.15% Weighted Average Months to Maturity 79 Distribution of DSCR Debt Service Number Scheduled Based on Coverage Ratio (1) of Loans Balance Balance 0.500 to less 3 6,036 0.31% 0.500 to 0.625 3 3,924 0.20% 0.625 to 0.750 3 5,136 0.26% 0.750 to 0.875 1 2,967 0.15% 0.875 to 1.000 14 55,013, 2.83% 1.000 to 1.125 48 155,338,7 7.98% 1.125 to 1.250 28 130,556,7 6.71% 1.250 to 1.375 58 305,940,3 15.72% 1.375 to 1.500 69 384,619,6 19.76% 1.500 to 1.625 46 226,669,6 11.64% 1.625 to 1.750 37 218,007,2 11.20% 1.750 to 1.875 19 61,523, 3.16% 1.875 to 2.000 14 38,386, 1.97% 2.000 to 2.125 13 75,217, 3.86% 2.125 & above 16 61,941, 3.18% Unknown 24 215,356,0 11.06% Total 396 1,946,637,33 100.00% Weighted Average Debt Service Coverage Ratio 1.478 (1) Debt Service Coverage Ratios are calculated as descri are updated periodically as new NOI figures became avail asset level. Neither the Trustee, Servicer, Special Serv representation as to the accuracy of the data provided by NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 0 0.00% 1 to 2 years 378 1,854,229,74 95.25% 2 Years or More 8 24,351, 1.25% Unknown 10 68,056, 3.50% Total 396 1,946,637,33 100.00% Loan Level Detail "STRAT_LBL1" Loan Level Detail Property Disclosure Type Maturity Control # Group Code Date DSCR 1FUCM97C2 Industrial 07/01/07 1.630 2FUCM97C2 Retail 11/01/12 1.380 3FUCM97C2 Retail 11/01/07 1.510 4FUCM97C2 Multifamily 09/01/12 1.610 5FUCM97C2 Office 10/01/22 1.030 6FUCM97C2 Multifamily 05/01/07 1.380 7FUCM97C2 Lodging 11/01/12 8FUCM97C2 Multifamily 05/01/07 1.340 9FUCM97C2 Retail 07/01/12 1.430 10FUCM97C2 Retail 10/01/02 1.710 11FUCM97C2 Office 06/01/17 1.050 12FUCM97C2 Health Care 09/01/22 13FUCM97C2 Retail 10/01/12 1.280 14FUCM97C2 Office 06/01/22 2.040 15FUCM97C2 Office 08/01/07 1.470 16FUCM97C2 Office 08/01/12 0.980 17FUCM97C2 Multifamily 11/01/07 18FUCM97C2 Multifamily 09/01/07 1.290 19FUCM97C2 Retail 06/01/07 20FUCM97C2 Office 08/01/07 1.390 21FUCM97C2 Multifamily 07/01/07 0.940 22FUCM97C2 Retail 08/01/12 1.250 23FUCM97C2 Lodging 09/01/04 1.450 24FUCM97C2 Multifamily 07/01/07 1.370 25FUCM97C2 Multifamily 07/01/07 1.450 26FUCM97C2 Lodging 11/01/12 27FUCM97C2 Retail 11/01/12 1.260 28FUCM97C2 Multifamily 10/01/27 1.490 29FUCM97C2 Office 06/01/12 2.090 30FUCM97C2 Office 10/01/17 1.670 31FUCM97C2 Multifamily 05/01/07 1.230 32FUCM97C2 Multifamily 09/01/22 33FUCM97C2 Multifamily 11/01/27 34FUCM97C2 Retail 09/01/07 1.370 35FUCM97C2 Retail 10/01/07 1.500 36FUCM97C2 Multifamily 07/01/07 37FUCM97C2 Retail 09/01/07 1.160 39FUCM97C2 Lodging 11/01/07 1.330 40FUCM97C2 Office 07/01/04 1.940 41FUCM97C2 Health Care 08/01/07 1.590 42FUCM97C2 Retail 02/01/19 1.090 43FUCM97C2 Retail 10/01/12 1.220 44FUCM97C2 Retail 06/01/07 1.340 45FUCM97C2 Multifamily 09/01/07 1.360 46FUCM97C2 Office 08/01/07 3.040 47FUCM97C2 Retail 07/01/19 1.080 48FUCM97C2 Lodging 05/01/07 1.860 49FUCM97C2 Retail 10/01/07 50FUCM97C2 Retail 07/01/19 1.080 51FUCM97C2 Retail 09/01/07 1.470 52FUCM97C2 Multifamily 08/01/12 1.520 53FUCM97C2 Health Care 06/01/07 1.390 54FUCM97C2 Health Care 06/01/07 1.390 55FUCM97C2 Multifamily 08/01/01 56FUCM97C2 Industrial 11/01/12 57FUCM97C2 Multifamily 09/01/04 1.220 59FUCM97C2 Industrial 09/01/04 60FUCM97C2 Retail 11/01/07 1.530 61FUCM97C2 Retail 10/01/12 1.730 62FUCM97C2 Retail 10/01/07 1.330 63FUCM97C2 Health Care 10/01/07 64FUCM97C2 Multifamily 07/01/07 1.410 65FUCM97C2 Retail 07/01/07 1.280 66FUCM97C2 Industrial 07/01/17 1.530 67FUCM97C2 Retail 09/01/07 1.430 68FUCM97C2 Multifamily 07/01/07 1.690 69FUCM97C2 Multifamily 10/01/07 1.260 70FUCM97C2 Office 07/01/04 1.240 71FUCM97C2 Multifamily 06/01/04 1.450 72FUCM97C2 Multifamily 08/01/07 1.660 73FUCM97C2 Retail 11/01/16 1.200 74FUCM97C2 Retail 11/01/07 1.360 75FUCM97C2 Retail 06/01/07 1.800 76FUCM97C2 Retail 10/01/07 1.130 77FUCM97C2 Multifamily 08/01/07 1.390 78FUCM97C2 Multifamily 08/01/07 1.490 79FUCM97C2 Multifamily 05/01/04 1.440 80FUCM97C2 Retail 07/01/07 1.490 81FUCM97C2 Multifamily 05/01/04 1.420 82FUCM97C2 Lodging 11/01/12 2.290 83FUCM97C2 Multifamily 11/01/07 1.280 84FUCM97C2 Retail 10/01/07 1.750 85FUCM97C2 Retail 09/01/07 1.280 86FUCM97C2 Multifamily 09/01/07 1.750 87FUCM97C2 Multifamily 11/01/07 1.970 88FUCM97C2 Lodging 08/01/07 2.110 89FUCM97C2 Retail 11/01/07 1.520 90FUCM97C2 Lodging 11/01/12 91FUCM97C2 Multifamily 09/01/12 1.350 92FUCM97C2 Industrial 06/01/22 2.370 93FUCM97C2 Multifamily 08/01/07 1.510 94FUCM97C2 Retail 06/01/07 1.750 95FUCM97C2 Retail 06/01/18 1.080 96FUCM97C2 Industrial 07/01/07 1.660 97FUCM97C2 Multifamily 09/01/12 1.420 98FUCM97C2 Office 08/01/07 1.420 99FUCM97C2 Retail 06/01/12 1.480 100FUCM97C2 Health Care 10/01/12 101FUCM97C2 Health Care 05/01/07 102FUCM97C2 Retail 05/01/07 1.420 103FUCM97C2 Retail 08/01/07 1.520 104FUCM97C2 Retail 05/01/17 1.320 105FUCM97C2 Retail 10/01/07 1.520 106FUCM97C2 Multifamily 08/01/07 1.720 107FUCM97C2 Lodging 10/01/07 1.570 108FUCM97C2 Multifamily 03/01/04 2.100 109FUCM97C2 Retail 08/01/07 110FUCM97C2 Retail 08/01/07 1.360 111FUCM97C2 Multifamily 08/01/07 1.880 112FUCM97C2 Multifamily 08/01/07 113FUCM97C2 Lodging 07/01/04 3.430 114FUCM97C2 Multifamily 10/01/07 1.720 115FUCM97C2 Retail 08/01/07 1.250 116FUCM97C2 Office 06/01/07 2.200 117FUCM97C2 Other 04/01/09 1.170 118FUCM97C2 Lodging 11/01/07 2.100 119FUCM97C2 Retail 08/01/04 1.860 120FUCM97C2 Office 07/01/07 1.490 122FUCM97C2 Industrial 11/01/07 123FUCM97C2 Retail 07/01/07 1.350 124FUCM97C2 Retail 09/01/17 125FUCM97C2 Retail 05/01/04 1.590 126FUCM97C2 Industrial 10/01/07 1.180 127FUCM97C2 Lodging 11/01/07 3.520 128FUCM97C2 Lodging 10/01/07 1.640 129FUCM97C2 Mixed Use 09/01/22 130FUCM97C2 Lodging 07/01/20 2.200 131FUCM97C2 Multifamily 04/01/07 1.830 132FUCM97C2 Retail 07/01/07 1.360 133FUCM97C2 Lodging 10/01/07 1.530 134FUCM97C2 Multifamily 05/01/07 1.710 135FUCM97C2 Health Care 10/01/07 1.210 136FUCM97C2 Health Care 08/01/07 137FUCM97C2 Retail 05/01/07 1.480 138FUCM97C2 Retail 06/01/18 1.080 139FUCM97C2 Retail 05/01/18 1.080 140FUCM97C2 Retail 10/01/07 1.520 141FUCM97C2 Multifamily 09/01/04 1.620 142FUCM97C2 Multifamily 08/01/07 1.680 143FUCM97C2 Multifamily 07/01/07 1.870 145FUCM97C2 Office 06/01/07 1.610 146FUCM97C2 Industrial 05/01/04 1.330 147FUCM97C2 Retail 08/01/07 1.990 148FUCM97C2 Lodging 11/01/19 1.560 149FUCM97C2 Retail 11/01/07 1.650 150FUCM97C2 Retail 10/01/07 1.300 151FUCM97C2 Multifamily 10/01/07 2.030 152FUCM97C2 Multifamily 05/01/04 1.510 153FUCM97C2 Retail 07/01/17 1.340 154FUCM97C2 Retail 07/01/07 1.760 155FUCM97C2 Retail 09/01/07 1.450 156FUCM97C2 Multifamily 08/01/07 1.750 157FUCM97C2 Retail 06/01/18 1.000 158FUCM97C2 Multifamily 09/01/04 1.530 159FUCM97C2 Multifamily 10/01/07 1.260 160FUCM97C2 Multifamily 07/01/07 1.550 161FUCM97C2 Multifamily 06/01/07 1.800 162FUCM97C2 Multifamily 10/01/07 1.560 163FUCM97C2 Lodging 11/01/07 1.330 164FUCM97C2 Retail 10/01/07 1.310 165FUCM97C2 Retail 09/01/07 1.640 166FUCM97C2 Other 04/01/09 1.170 167FUCM97C2 Retail 11/01/12 1.410 168FUCM97C2 Retail 10/01/07 1.580 169FUCM97C2 Lodging 04/01/07 1.750 170FUCM97C2 Retail 09/01/07 1.680 171FUCM97C2 Retail 06/01/07 1.510 172FUCM97C2 Multifamily 05/01/07 1.360 173FUCM97C2 Multifamily 07/01/07 1.630 174FUCM97C2 Multifamily 07/01/07 1.620 175FUCM97C2 Retail 10/01/07 1.280 176FUCM97C2 Lodging 09/01/07 1.430 177FUCM97C2 Lodging 08/01/07 1.790 178FUCM97C2 Office 05/01/07 1.590 180FUCM97C2 Multifamily 03/01/04 2.420 181FUCM97C2 Multifamily 03/01/04 1.540 182FUCM97C2 Lodging 10/01/12 1.940 183FUCM97C2 Multifamily 07/01/07 1.530 184FUCM97C2 Office 06/01/07 1.880 185FUCM97C2 Other 01/01/09 1.190 186FUCM97C2 Lodging 10/01/07 2.060 187FUCM97C2 Multifamily 10/01/22 1.390 188FUCM97C2 Retail 07/01/04 1.400 189FUCM97C2 Retail 07/01/04 1.400 190FUCM97C2 Retail 09/01/07 1.440 191FUCM97C2 Multifamily 09/01/07 1.360 192FUCM97C2 Office 10/01/07 1.170 193FUCM97C2 Office 07/01/07 2.200 194FUCM97C2 Retail 07/01/22 1.740 195FUCM97C2 Multifamily 10/01/07 1.460 196FUCM97C2 Other 01/01/09 1.180 197FUCM97C2 Retail 07/01/07 1.340 198FUCM97C2 Retail 05/01/07 1.680 199FUCM97C2 Office 05/01/04 1.990 200FUCM97C2 Health Care 08/01/17 1.360 201FUCM97C2 Multifamily 10/01/12 1.150 202FUCM97C2 Multifamily 06/01/22 1.380 203FUCM97C2 Multifamily 09/01/07 1.370 204FUCM97C2 Lodging 10/01/17 1.240 205FUCM97C2 Retail 04/01/07 1.320 206FUCM97C2 Office 09/01/07 1.380 207FUCM97C2 Retail 10/01/04 1.340 208FUCM97C2 Retail 09/01/07 1.380 209FUCM97C2 Health Care 08/01/07 1.850 210FUCM97C2 Retail 08/01/04 1.550 211FUCM97C2 Retail 06/01/07 -0.010 212FUCM97C2 Industrial 10/01/07 2.590 213FUCM97C2 Office 08/01/12 1.420 214FUCM97C2 Office 10/01/07 1.620 215FUCM97C2 Retail 10/01/07 1.280 216FUCM97C2 Retail 04/01/08 1.350 217FUCM97C2 Lodging 07/01/07 1.690 218FUCM97C2 Multifamily 07/01/07 1.800 219FUCM97C2 Multifamily 05/01/07 1.480 220FUCM97C2 Retail 05/01/04 1.460 221FUCM97C2 Multifamily 06/01/07 1.660 222FUCM97C2 Retail 09/01/12 1.490 223FUCM97C2 Retail 11/01/12 1.900 224FUCM97C2 Office 09/01/07 1.440 225FUCM97C2 Multifamily 09/01/07 0.840 226FUCM97C2 Multifamily 08/01/04 1.600 227FUCM97C2 Office 05/01/07 2.060 228FUCM97C2 Retail 08/01/15 1.040 229FUCM97C2 Multifamily 07/01/07 1.080 230FUCM97C2 Mobile Home 10/01/07 1.370 231FUCM97C2 Multifamily 10/01/07 1.310 232FUCM97C2 Retail 09/01/07 1.320 233FUCM97C2 Multifamily 03/01/04 1.440 234FUCM97C2 Retail 09/01/07 2.100 235FUCM97C2 Retail 09/01/10 1.340 237FUCM97C2 Office 11/01/17 1.250 238FUCM97C2 Lodging 11/01/19 1.930 239FUCM97C2 Lodging 09/01/07 0.420 240FUCM97C2 Retail 09/01/07 1.710 241FUCM97C2 Lodging 09/01/07 2.330 242FUCM97C2 Retail 06/01/18 1.050 243FUCM97C2 Multifamily 03/01/04 1.720 244FUCM97C2 Retail 07/01/17 1.330 245FUCM97C2 Retail 10/01/07 1.480 246FUCM97C2 Office 05/01/07 0.370 247FUCM97C2 Office 10/01/07 1.450 248FUCM97C2 Office 10/01/07 2.580 249FUCM97C2 Multifamily 08/01/07 1.460 250FUCM97C2 Retail 07/01/07 1.510 251FUCM97C2 Multifamily 07/01/04 1.440 252FUCM97C2 Retail 07/01/07 1.470 253FUCM97C2 Self Storag 10/01/12 2.020 254FUCM97C2 Retail 05/01/07 1.280 255FUCM97C2 Lodging 11/01/19 1.710 256FUCM97C2 Retail 11/01/07 1.550 257FUCM97C2 Multifamily 10/01/27 1.290 258FUCM97C2 Multifamily 09/01/04 1.440 259FUCM97C2 Multifamily 10/01/27 0.630 260FUCM97C2 Retail 06/01/07 1.680 261FUCM97C2 Retail 11/01/12 1.350 262FUCM97C2 Retail 11/01/07 1.320 263FUCM97C2 Retail 08/01/07 1.610 264FUCM97C2 Multifamily 07/01/22 1.440 265FUCM97C2 Retail 05/01/04 1.600 266FUCM97C2 Other 05/01/17 1.000 267FUCM97C2 Multifamily 09/01/07 1.370 268FUCM97C2 Multifamily 06/01/07 1.710 269FUCM97C2 Multifamily 03/01/04 1.660 270FUCM97C2 Retail 11/01/12 1.410 271FUCM97C2 Multifamily 08/01/07 1.740 272FUCM97C2 Retail 07/01/07 1.370 273FUCM97C2 Multifamily 05/01/04 1.540 275FUCM97C2 Retail 05/01/07 1.430 276FUCM97C2 Retail 06/01/17 1.640 277FUCM97C2 Health Care 08/01/07 -0.830 278FUCM97C2 Multifamily 06/01/07 1.300 279FUCM97C2 Multifamily 11/01/07 1.130 280FUCM97C2 Retail 10/01/07 1.430 281FUCM97C2 Multifamily 10/01/07 1.430 282FUCM97C2 Multifamily 09/01/07 1.560 283FUCM97C2 Retail 07/01/17 1.030 284FUCM97C2 Retail 06/01/17 1.110 285FUCM97C2 Multifamily 07/01/07 1.660 286FUCM97C2 Retail 11/01/07 0.560 287FUCM97C2 Retail 10/01/04 1.470 288FUCM97C2 Multifamily 08/01/07 2.110 289FUCM97C2 Retail 08/01/07 2.010 290FUCM97C2 Office 07/01/07 1.770 291FUCM97C2 Multifamily 05/01/07 2.390 292FUCM97C2 Multifamily 07/01/07 1.210 293FUCM97C2 Industrial 10/01/07 1.570 294FUCM97C2 Multifamily 09/01/07 1.450 295FUCM97C2 Multifamily 10/01/07 2.150 296FUCM97C2 Retail 09/01/07 1.690 297FUCM97C2 Multifamily 08/01/07 1.960 298FUCM97C2 Retail 11/01/17 1.030 299FUCM97C2 Multifamily 08/01/25 1.340 300FUCM97C2 Multifamily 08/01/07 1.480 301FUCM97C2 Retail 06/01/07 1.630 302FUCM97C2 Multifamily 06/01/07 1.390 303FUCM97C2 Retail 11/01/17 1.030 304FUCM97C2 Health Care 11/01/07 305FUCM97C2 Multifamily 09/01/07 1.390 306FUCM97C2 Multifamily 09/01/07 1.920 307FUCM97C2 Multifamily 06/01/27 1.460 308FUCM97C2 Retail 04/01/04 0.680 309FUCM97C2 Multifamily 09/01/07 1.060 310FUCM97C2 Retail 07/01/17 1.040 311FUCM97C2 Retail 09/01/07 1.380 312FUCM97C2 Multifamily 08/01/04 1.840 313FUCM97C2 Multifamily 06/01/07 1.890 314FUCM97C2 Retail 07/01/17 1.040 315FUCM97C2 Multifamily 06/01/07 1.330 316FUCM97C2 Multifamily 11/01/07 317FUCM97C2 Office 10/01/07 1.550 318FUCM97C2 Retail 10/01/07 1.770 319FUCM97C2 Retail 07/01/07 1.380 320FUCM97C2 Multifamily 06/01/07 1.470 321FUCM97C2 Office 06/01/04 1.940 322FUCM97C2 Retail 04/01/07 1.330 323FUCM97C2 Multifamily 10/01/22 1.360 324FUCM97C2 Retail 11/01/17 1.030 325FUCM97C2 Retail 09/01/17 1.030 326FUCM97C2 Office 08/01/12 1.990 327FUCM97C2 Retail 11/01/12 1.420 328FUCM97C2 Retail 03/01/17 1.020 329FUCM97C2 Multifamily 07/01/17 1.850 330FUCM97C2 Retail 03/01/16 1.060 331FUCM97C2 Lodging 07/01/04 2.810 332FUCM97C2 Mobile Home 09/01/15 1.540 333FUCM97C2 Multifamily 08/01/27 0.880 334FUCM97C2 Retail 11/01/17 1.030 335FUCM97C2 Multifamily 08/01/07 1.580 336FUCM97C2 Retail 11/01/16 1.060 337FUCM97C2 Multifamily 10/01/06 1.440 338FUCM97C2 Multifamily 08/01/04 1.380 339FUCM97C2 Health Care 01/01/07 1.570 340FUCM97C2 Retail 11/01/17 1.030 341FUCM97C2 Retail 05/01/07 1.770 342FUCM97C2 Retail 09/01/16 1.060 343FUCM97C2 Retail 12/01/16 1.000 344FUCM97C2 Multifamily 08/01/04 1.830 345FUCM97C2 Multifamily 07/01/04 1.850 346FUCM97C2 Retail 07/01/16 1.060 347FUCM97C2 Retail 11/01/16 1.000 348FUCM97C2 Retail 07/01/16 1.060 349FUCM97C2 Retail 02/01/16 1.060 350FUCM97C2 Multifamily 08/01/04 1.240 351FUCM97C2 Multifamily 06/01/07 1.400 352FUCM97C2 Retail 02/01/17 1.300 353FUCM97C2 Mixed Use 11/01/12 1.770 354FUCM97C2 Retail 10/01/07 1.610 355FUCM97C2 Retail 09/01/07 1.240 356FUCM97C2 Multifamily 06/01/17 1.550 357FUCM97C2 Office 10/01/07 1.300 358FUCM97C2 Retail 07/01/07 1.450 359FUCM97C2 Retail 09/01/16 0.990 360FUCM97C2 Retail 10/01/07 1.820 361FUCM97C2 Retail 12/01/16 1.000 362FUCM97C2 Retail 05/01/17 1.000 363FUCM97C2 Multifamily 07/01/07 1.460 364FUCM97C2 Retail 10/01/16 1.080 365FUCM97C2 Retail 08/01/16 0.980 366FUCM97C2 Lodging 09/01/07 1.400 367FUCM97C2 Retail 10/01/04 1.700 368FUCM97C2 Retail 08/01/07 1.450 369FUCM97C2 Retail 07/01/07 1.460 370FUCM97C2 Multifamily 06/01/07 2.510 371FUCM97C2 Retail 07/01/07 1.580 372FUCM97C2 Retail 01/01/17 1.220 373FUCM97C2 Multifamily 10/01/22 1.120 374FUCM97C2 Multifamily 08/01/07 1.290 375FUCM97C2 Multifamily 08/01/07 1.090 376FUCM97C2 Multifamily 05/01/07 1.180 377FUCM97C2 Retail 09/01/16 1.060 378FUCM97C2 Retail 10/01/07 1.920 379FUCM97C2 Multifamily 11/01/07 1.750 380FUCM97C2 Retail 10/01/07 1.240 381FUCM97C2 Industrial 09/01/07 1.550 382FUCM97C2 Retail 08/01/16 0.990 383FUCM97C2 Multifamily 06/01/07 1.300 384FUCM97C2 Retail 09/01/17 1.040 385FUCM97C2 Retail 03/01/17 1.060 386FUCM97C2 Retail 08/01/17 1.210 387FUCM97C2 Retail 02/01/17 1.060 388FUCM97C2 Retail 02/01/17 1.040 389FUCM97C2 Industrial 08/01/07 1.670 390FUCM97C2 Multifamily 10/01/07 1.320 391FUCM97C2 Multifamily 10/01/07 1.970 392FUCM97C2 Multifamily 09/01/22 1.840 393FUCM97C2 Retail 05/01/07 1.260 394FUCM97C2 Retail 08/01/16 1.050 395FUCM97C2 Self Storag 08/01/07 1.960 396FUCM97C2 Retail 10/01/07 1.670 397FUCM97C2 Retail 08/01/16 1.070 398FUCM97C2 Retail 08/01/16 1.060 400FUCM97C2 Retail 05/01/07 1.800 401FUCM97C2 Health Care 07/01/07 1.550 402FUCM97C2 Retail 02/01/16 1.050 403FUCM97C2 Retail 01/01/18 1.000 404FUCM97C2 Retail 08/01/16 1.060 405FUCM97C2 Retail 08/01/16 1.060 406FUCM97C2 Multifamily 07/01/07 1.580 407FUCM97C2 Retail 11/01/07 1.220 408FUCM97C2 Retail 10/01/07 1.590 409FUCM97C2 Retail 10/01/15 1.070 410FUCM97C2 Retail 08/01/04 2.040 411FUCM97C2 Multifamily 06/01/07 0.580 412FUCM97C2 Retail 08/01/17 1.110 413FUCM97C2 Office 05/01/07 1.990 414FUCM97C2 Multifamily 10/01/27 1.050 415FUCM97C2 Retail 10/01/16 1.050 416FUCM97C2 Retail 03/01/17 1.280 417FUCM97C2 Retail 03/01/17 1.070 418FUCM97C2 Lodging 10/01/07 0.480 419FUCM97C2 Health Care 09/01/07 0.610 420FUCM97C2 Retail 11/01/12 421FUCM97C2 Retail 10/01/07 1.570 422FUCM97C2 Multifamily 06/01/07 2.180 423FUCM97C2 Lodging 10/01/07 1.460 424FUCM97C2 Multifamily 05/01/07 1.500 425FUCM97C2 Lodging 10/01/07 0.630 426FUCM97C2 Multifamily 09/01/27 0.950 427FUCM97C2 Retail 11/01/12 1.450 428FUCM97C2 Multifamily 10/01/07 1.530 429FUCM97C2 Multifamily 06/01/07 1.140 430FUCM97C2 Multifamily 11/01/07 Operating Ending DisclosureStatement Principal Note Control # Date State Balance Rate 1 12/31/00NY 43,725, 8.340% 2 12/31/00NY 37,309, 7.470% 3 12/31/00VA 33,444, 7.625% 4 12/31/00NY 31,747, 7.430% 5 12/31/00UT 27,598, 7.185% 6 12/31/00MA 28,074, 8.550% 7 12/31/00MO 27,099, 7.960% 8 12/31/00MI 27,576, 8.250% 9 12/31/00IL 27,457, 8.120% 10 12/31/00TX 27,329, 7.240% 11 12/31/00FL 23,696, 8.410% 12 12/31/00FL 22,411, 8.631% 13 12/31/00CA 22,026, 7.750% 14 10/31/00NY 21,458, 8.420% 15 12/31/00FL 19,876, 7.910% 16 12/31/00CT 17,596, 7.065% 17 12/31/00FL 19,110, 7.450% 18 12/31/00LA 19,169, 7.940% 19 12/31/00PA 18,344, 8.930% 20 12/31/00NY 18,307, 7.880% 21 12/31/00NV 17,961, 8.290% 22 12/31/00MO 17,669, 8.250% 23 12/31/00FL 16,912, 8.690% 24 12/31/00AZ 8.140% 25 12/31/00AZ 8.140% 26 12/31/00TX 15,845, 7.920% 27 12/31/00NY 16,171, 7.470% 28 12/31/00NJ 15,778, 7.600% 29 12/31/00NY 15,853, 8.420% 30 12/31/00OH 14,540, 8.250% 31 12/31/00MA 14,325, 8.550% 32 12/31/00FL 14,105, 8.050% 33 PA 13,307, 7.510% 34 12/31/00FL 12,872, 8.100% 35 12/31/00PA 12,529, 7.620% 36 TX 12,035, 8.375% 37 12/31/00TX 12,061, 8.650% 39 12/31/00TX 11,408, 7.670% 40 12/31/00CA 0.000% 41 12/31/00CA 11,344, 8.410% 42 12/31/00TX 10,594, 8.840% 43 12/31/00CA 10,080, 8.000% 44 12/31/00NY 9,797 8.691% 45 12/31/00CA 9,527 7.360% 46 12/31/00FL 9,607 8.250% 47 12/31/00GA 9,760 10.125% 48 12/31/00WI 9,150 9.400% 49 FL 0.000% 50 12/30/00GA 9,456 10.125% 51 12/31/00FL 8,963 8.100% 52 12/31/00NJ 8,939 8.450% 53 10/31/00MD 4,439 10.500% 54 10/31/00MD 4,199 7.603% 55 CA 0.000% 56 NJ 7,284 8.380% 57 12/31/00MI 8,556 7.650% 59 12/31/00CA 8,211 8.090% 60 12/31/00VA 8,078 7.500% 61 12/31/00CA 8,160 8.000% 62 12/31/00TN 8,104 7.980% 63 CA 7,888 8.070% 64 12/31/00TX 8,170 8.140% 65 09/30/00NY 7,925 8.310% 66 01/31/00SC 7,106 9.125% 67 12/31/00CA 7,700 8.375% 68 12/31/00CO 7,710 8.650% 69 12/31/00TN 7,160 7.450% 70 12/31/00CA 0.000% 71 12/31/00NC 7,152 8.470% 72 12/31/00MD 7,001 7.680% 73 12/31/00NC 6,348 7.313% 74 12/31/00AL 6,685 7.950% 75 12/31/00NJ 6,739 8.690% 76 12/31/00KS 6,837 8.160% 77 12/31/00GA 6,823 7.720% 78 12/31/00AZ 6,800 7.938% 79 12/31/00GA 6,734 8.940% 80 12/31/00VA 6,721 8.630% 81 12/31/00WA 6,711 8.535% 82 12/31/00MO 6,541 7.960% 83 12/31/00TX 6,797 7.500% 84 12/31/00FL 6,709 7.840% 85 12/31/00TN 6,630 8.000% 86 12/31/00AZ 6,802 7.500% 87 12/31/00MD 6,557 7.500% 88 12/31/00FL 6,317 8.500% 89 12/31/00VA 6,445 7.750% 90 NY 6,332 9.000% 91 12/31/00GA 6,313 7.740% 92 12/31/00TX 6,179 9.375% 93 12/31/99CA 0.000% 94 12/31/00NJ 6,084 8.690% 95 12/31/00NY 5,745 8.188% 96 12/31/00MD 6,162 8.550% 97 12/31/00WI 6,080 7.840% 98 12/31/00FL 5,891 8.375% 99 12/31/00FL 5,901 8.750% 100 12/31/00AZ 5,103 8.750% 101 12/31/00MI 5,827 9.250% 102 12/31/00CA 5,905 8.875% 103 12/31/00GA 5,949 8.375% 104 12/31/00CA 5,798 8.720% 105 12/31/00MO 5,834 8.160% 106 12/31/00CA 5,816 7.900% 107 12/31/00FL 5,522 7.970% 108 12/31/00SC 5,571 8.000% 109 12/31/00TN 5,508 8.125% 110 12/31/00NJ 5,527 8.150% 111 12/31/99CA 0.000% 112 NC 5,372 8.300% 113 12/31/00FL 5,217 8.900% 114 12/31/00AL 5,270 7.820% 115 12/31/00IL 5,219 8.250% 116 12/31/00NY 5,314 9.010% 117 12/31/00MN 4,195 10.125% 118 12/31/00FL 5,050 8.040% 119 12/31/00OH 5,179 8.090% 120 12/31/00OK 4,936 8.870% 122 NJ 0.000% 123 12/31/00GA 4,969 9.000% 124 TX 4,756 7.438% 125 12/31/00FL 4,907 9.060% 126 12/31/00CA 4,839 7.793% 127 12/31/00NY 4,674 8.000% 128 12/31/00FL 4,669 7.970% 129 NJ 4,641 8.250% 130 12/31/00FL 4,600 9.240% 131 12/31/00CA 4,632 8.570% 132 12/31/00NY 4,665 8.625% 133 12/31/00FL 4,481 7.970% 134 12/31/00TX 4,589 8.520% 135 12/31/00TN 4,552 8.000% 136 MN 4,519 8.970% 137 12/31/00MA 4,594 9.010% 138 12/31/00OH 4,275 8.188% 139 12/31/00PA 4,264 8.188% 140 12/31/00KS 4,570 8.230% 141 12/31/00MD 4,533 8.200% 142 12/31/00WA 0.000% 143 12/31/00AZ 4,563 8.320% 145 12/31/00FL 4,430 9.150% 146 12/31/00IL 4,188 9.150% 147 12/31/00CT 4,495 7.810% 148 06/30/00CT 4,282 8.250% 149 12/31/00NV 4,267 7.875% 150 12/31/00NC 4,416 8.000% 151 12/31/00AZ 4,396 7.550% 152 12/31/00WA 4,347 8.535% 153 12/31/00GA 4,344 8.490% 154 12/31/00CT 4,323 8.100% 155 12/31/00NC 4,325 8.240% 156 12/31/00MD 4,243 7.680% 157 12/31/00SC 4,008 8.188% 158 12/31/00TX 4,146 7.520% 159 12/31/00GA 4,258 7.375% 160 12/31/00TX 4,261 7.980% 161 12/31/00CA 4,269 8.270% 162 12/31/00MD 4,253 8.130% 163 12/31/00AL 4,129 8.150% 164 12/31/00NC 3,981 7.625% 165 12/31/00MD 4,179 8.180% 166 12/31/00OH 3,331 9.875% 167 12/31/00NJ 4,221 7.470% 168 12/31/00PA 4,112 7.625% 169 12/31/00AL 4,030 9.050% 170 12/31/00GA 3,950 8.500% 171 12/31/00FL 3,934 9.220% 172 12/31/00TX 3,920 8.900% 173 12/31/00NJ 3,908 8.150% 174 12/31/00GA 3,894 8.320% 175 12/31/00OR 3,801 8.188% 176 12/31/00IN 3,748 8.460% 177 12/31/00GA 3,604 9.350% 178 12/31/00CA 3,826 9.241% 180 12/31/00VA 0.000% 181 12/31/00TX 0.000% 182 12/31/00FL 3,657 8.375% 183 12/31/00TX 3,773 8.140% 184 12/31/00FL 3,679 8.720% 185 12/31/00IN 2,932 10.125% 186 12/31/00FL 3,549 7.970% 187 12/31/00AR 3,522 7.960% 188 12/31/00TX 0.000% 189 12/31/00TX 0.000% 190 12/31/00TX 0.000% 191 12/31/00WI 3,612 7.970% 192 12/31/00FL 3,588 8.500% 193 12/31/00CA 3,558 8.720% 194 12/31/00TX 3,469 8.710% 195 12/31/99TX 0.000% 196 12/31/00IN 2,803 10.125% 197 12/31/00GA 3,489 8.670% 198 12/31/00GA 3,449 9.150% 199 12/31/00TX 3,448 9.120% 200 12/31/00OH 3,212 8.625% 201 12/31/00OH 3,406 7.960% 202 12/31/00TX 3,379 8.350% 203 12/31/00PA 3,349 7.790% 204 12/31/00NC 3,138 8.625% 205 12/31/00PA 3,346 9.000% 206 12/31/00IN 3,281 7.820% 207 12/31/00RI 3,272 8.270% 208 12/31/00TX 3,275 8.490% 209 12/31/99TN 0.000% 210 12/31/00MA 3,159 8.500% 211 12/31/00FL 0.000% 212 12/31/00MN 3,256 8.530% 213 12/31/00CA 2,746 8.680% 214 12/31/00NC 2,977 7.750% 215 12/31/00NC 3,181 8.000% 216 12/31/00FL 3,120 8.375% 217 12/31/00GA 3,104 9.000% 218 12/31/00FL 3,089 8.580% 219 12/31/00TX 3,155 8.900% 220 12/31/00TX 3,067 8.970% 221 12/31/00FL 3,010 8.500% 222 12/31/00CO 2,575 7.705% 223 12/31/00VA 2,893 7.875% 224 12/31/00VA 2,986 8.490% 225 12/31/00TX 2,967 7.822% 226 12/31/99CA 0.000% 227 12/31/00CA 2,920 9.375% 228 12/31/00CA 2,570 7.660% 229 12/31/00TX 2,918 8.140% 230 12/31/00CA 2,874 7.790% 231 12/31/00FL 2,873 7.780% 232 12/31/00FL 2,883 8.220% 233 12/31/00TX 0.000% 234 12/31/00FL 2,714 7.900% 235 12/31/00IN 2,722 7.875% 237 12/31/00AL 2,544 8.125% 238 06/30/00NH 2,604 8.250% 239 12/31/00UT 2,638 8.625% 240 12/31/00VA 2,677 8.420% 241 12/31/00TX 2,512 8.875% 242 12/31/00PA 2,494 8.188% 243 12/31/00TX 0.000% 244 12/31/00CO 2,501 9.140% 245 12/31/00ID 2,572 7.750% 246 12/31/00FL 2,570 9.504% 247 12/31/00GA 2,605 8.560% 248 12/31/00NY 2,514 7.800% 249 12/31/00MO 2,603 8.620% 250 12/31/00CT 2,599 8.550% 251 12/31/00TX 2,595 8.390% 252 12/31/00CT 2,588 8.100% 253 12/31/00CA 2,178 8.500% 254 12/31/00CA 2,587 9.150% 255 06/30/00MA 2,440 8.250% 256 12/31/00FL 2,497 7.990% 257 12/31/00MS 2,505 8.390% 258 12/31/00MD 2,479 8.100% 259 12/31/00UT 2,474 8.000% 260 12/31/00AZ 2,490 9.010% 261 12/31/00NC 2,381 7.750% 262 12/31/00CA 2,358 7.620% 263 12/31/00SC 2,324 8.550% 264 12/31/00MN 2,337 8.450% 265 12/31/00FL 2,387 8.722% 266 04/30/00FL 2,262 7.960% 267 12/31/00CA 2,334 7.550% 268 12/31/00PA 2,337 8.750% 269 12/31/00MS 8.000% 270 12/31/00FL 2,245 8.080% 271 12/31/00CT 2,298 7.940% 272 12/31/00OK 2,300 8.100% 273 12/31/00WA 2,288 8.535% 275 12/31/00MA 2,083 9.375% 276 12/31/00AZ 2,240 8.750% 277 06/30/00MN 2,186 8.870% 278 12/31/00CA 2,217 8.740% 279 12/31/00OH 2,199 7.510% 280 12/31/00KS 2,191 8.160% 281 12/31/00SC 2,114 7.610% 282 12/31/00KS 2,182 8.040% 283 12/31/00CA 1,991 7.930% 284 12/31/00FL 1,970 7.375% 285 12/31/00TX 2,152 8.190% 286 12/31/00IL 2,153 7.630% 287 12/31/00FL 2,157 7.876% 288 12/31/00GA 2,139 7.910% 289 12/31/00CO 2,102 8.330% 290 06/30/00TN 2,128 8.730% 291 12/31/00MA 2,098 8.750% 292 12/31/00TX 2,139 8.140% 293 12/31/00WA 2,115 8.188% 294 12/31/00TX 2,112 8.125% 295 12/31/00NY 1,978 8.840% 296 12/31/00NC 2,040 8.540% 297 12/31/99CA 0.000% 298 12/31/00MI 1,989 7.500% 299 12/31/00AZ 2,070 8.000% 300 12/31/00GA 2,057 8.090% 301 12/31/00VA 2,033 8.710% 302 12/31/00FL 2,028 8.580% 303 12/31/00MI 1,949 7.500% 304 06/30/00GA 1,338 8.150% 305 12/31/00TX 2,004 7.550% 306 12/31/00CA 2,004 7.550% 307 12/31/00TX 2,011 9.000% 308 12/31/00FL 2,007 8.950% 309 12/31/00FL 1,961 7.780% 310 12/31/00OH 1,885 7.790% 311 12/31/00FL 1,931 8.150% 312 12/31/99CA 0.000% 313 12/31/00FL 1,909 8.625% 314 12/31/00OH 1,852 7.790% 315 12/31/00PA 1,916 8.700% 316 FL 1,919 7.875% 317 12/31/00PA 1,914 7.680% 318 12/31/00AZ 1,911 8.280% 319 12/31/00CA 1,919 9.150% 320 12/31/00MD 1,923 8.500% 321 12/31/00FL 1,915 8.990% 322 12/31/00WA 1,876 9.125% 323 12/31/00AR 1,844 7.960% 324 12/31/00MI 1,819 7.500% 325 12/31/00OH 1,808 7.790% 326 12/31/00NC 1,753 8.813% 327 12/31/00FL 1,622 8.080% 328 12/31/00PA 1,697 7.765% 329 12/31/00CA 1,735 8.590% 330 12/31/00OH 1,667 8.170% 331 12/31/00IN 1,770 8.900% 332 12/31/00AZ 1,638 8.250% 333 12/31/00KS 1,783 8.625% 334 12/31/00MI 1,695 7.500% 335 12/31/00GA 1,744 8.180% 336 12/31/00GA 1,585 8.375% 337 12/31/00KS 1,712 7.710% 338 12/31/00TX 1,710 7.840% 339 12/31/00WA 1,668 9.250% 340 12/31/00MI 1,617 7.500% 341 12/31/00TX 1,659 9.313% 342 12/31/00OH 1,491 7.930% 343 12/31/00GA 1,534 8.500% 344 12/31/00MO 1,617 7.990% 345 12/31/00TX 1,575 8.370% 346 12/31/00OH 1,454 8.070% 347 12/31/00VA 1,476 8.813% 348 12/31/00OH 1,450 8.070% 349 12/31/00OH 1,418 8.070% 350 12/31/00TX 1,571 7.995% 351 12/31/00AL 1,555 8.880% 352 12/31/00FL 1,434 7.590% 353 12/31/00NJ 1,572 7.470% 354 12/31/00VA 1,536 8.030% 355 12/31/00IL 1,525 8.060% 356 12/31/00TX 1,415 8.980% 357 12/31/00TX 1,518 8.430% 358 12/31/00FL 1,497 8.500% 359 12/31/00VA 1,382 9.125% 360 12/31/00AZ 1,442 8.250% 361 12/31/00GA 1,369 8.500% 362 12/31/00MD 1,342 8.250% 363 12/31/00GA 1,462 8.490% 364 12/31/00GA 1,338 7.500% 365 12/31/00NJ 1,359 8.875% 366 12/31/00FL 1,413 8.625% 367 12/31/00AZ 1,404 8.260% 368 12/31/00TX 1,440 8.240% 369 12/31/00AZ 1,417 9.375% 370 12/31/00AZ 1,388 8.420% 371 12/31/00NY 1,213 9.070% 372 12/31/00FL 1,316 7.625% 373 12/31/00WI 1,432 9.550% 374 12/31/00TX 1,399 8.710% 375 12/31/00IN 1,393 8.313% 376 12/31/00NJ 1,389 9.180% 377 12/31/00OH 1,240 7.930% 378 12/31/00GA 1,368 8.000% 379 12/31/00TX 1,307 7.900% 380 12/31/00FL 1,311 8.310% 381 12/31/00VA 1,343 8.090% 382 12/31/00VA 1,225 9.125% 383 12/31/00NY 1,279 9.250% 384 12/31/00MI 1,201 7.920% 385 12/31/00VA 1,206 9.000% 386 12/31/00OH 1,187 7.750% 387 12/31/00VA 1,187 8.791% 388 12/31/00VA 1,184 9.000% 389 12/31/00TX 1,233 7.983% 390 12/31/00NE 1,248 8.070% 391 12/31/00AZ 0.000% 392 12/31/00GA 1,211 7.950% 393 12/31/00TX 1,209 9.010% 394 12/31/00PA 1,105 8.340% 395 12/31/00CO 1,199 8.160% 396 12/31/00OH 1,161 8.640% 397 12/31/00PA 1,061 8.340% 398 12/31/00GA 1,061 8.375% 400 12/31/00TX 1,116 9.010% 401 12/31/00FL 0.000% 402 12/31/00WV 97 8.500% 403 12/31/00MA 1,035 8.750% 404 12/31/00PA 99 8.340% 405 12/31/00GA 98 8.375% 406 12/31/00GA 1,058 8.490% 407 12/31/00GA 92 8.010% 408 12/31/00KS 98 8.160% 409 12/31/00WV 88 8.500% 410 12/31/00AZ 96 8.310% 411 12/31/00TX 96 9.000% 412 12/31/00GA 88 8.125% 413 12/31/00CA 89 9.190% 414 12/31/00TX 89 8.400% 415 12/31/00VA 81 9.000% 416 12/31/00GA 84 8.125% 417 12/31/00SC 81 8.830% 418 12/31/00TX 82 9.125% 419 12/31/00NC 80 8.625% 420 12/31/00FL 70 8.080% 421 12/31/00FL 79 8.310% 422 12/31/00NY 72 9.000% 423 12/31/00TX 68 9.125% 424 12/31/00NY 69 9.125% 425 12/31/00TX 65 9.125% 426 12/31/00GA 67 8.500% 427 12/31/00FL 58 8.080% 428 12/31/00NE 65 7.620% 429 12/31/00NY 56 9.500% 430 12/31/00MI 1,498 8.160% Total 1,946,637,330.10 Loan DisclosureScheduled Prepayment Status Control # P&I Prepayment Date Code (1) 1 34 0 2 27 0 3 24 0 4 23 0 5 21 0 6 22 0 7 22 0 8 21 0 9 21 0 10 19 0 11 17 0 12 18 0 13 16 0 14 18 0 15 16 0 B 16 16 0 17 13 0 18 14 0 19 15 0 20 13 0 21 14 0 22 13 0 23 14 0 3 24 12 16885678 07/02/02 5 25 12 16868170 07/02/02 5 26 13 0 27 12 0 28 11 0 29 12 0 30 13 0 31 11 0 32 10 0 33 0 34 10 0 3 35 0 36 0 37 0 39 0 40 0 02/01/02 5 41 0 42 10 0 B 43 0 44 0 45 0 46 0 47 0 48 0 49 0 07/01/99 5 50 0 51 0 52 0 53 0 B 54 0 B 55 0 06/01/99 5 56 0 3 57 0 59 0 60 0 61 0 62 0 63 0 64 0 65 0 66 0 67 0 68 0 69 0 70 0 04/01/02 5 71 0 72 0 73 0 74 0 75 0 76 0 77 0 78 0 79 0 80 0 81 0 82 0 83 0 84 0 85 0 86 0 87 0 88 0 89 0 90 0 91 0 92 0 93 0 03/01/01 5 94 0 95 0 96 0 B 97 0 98 0 99 0 100 0 101 0 102 0 B 103 0 104 0 105 0 106 0 107 0 108 0 109 0 110 0 111 0 01/12/01 5 112 0 113 0 3 114 0 115 0 116 0 117 0 118 0 119 0 120 0 122 0 06/14/99 5 123 0 124 0 125 0 126 0 B 127 0 128 0 129 0 130 0 131 0 132 0 133 0 134 0 135 0 136 0 137 0 138 0 139 0 140 0 141 0 142 0 06/01/02 5 143 0 145 0 146 0 147 0 148 0 149 0 150 0 151 0 152 0 153 0 154 0 155 0 156 0 157 0 158 0 159 0 160 0 161 0 162 0 163 0 164 0 165 0 166 0 167 0 168 0 169 0 170 0 171 0 1 172 0 173 0 174 0 175 0 176 0 177 0 178 0 180 0 10/01/01 5 181 0 04/01/02 5 182 0 183 0 184 0 185 0 186 0 187 0 188 0 08/01/01 5 189 0 08/01/01 5 190 0 09/01/01 5 191 0 192 0 193 0 194 0 195 0 11/27/00 5 196 0 197 0 198 0 1 199 0 200 0 201 0 202 0 203 0 204 0 205 0 B 206 0 207 0 208 0 209 0 03/01/01 5 210 0 211 0 10/19/01 5 212 0 213 0 214 0 215 0 216 0 217 0 218 0 219 0 220 0 221 0 B 222 0 223 0 224 0 225 0 226 0 12/12/00 5 227 0 228 0 229 0 230 0 231 0 B 232 0 233 0 06/01/02 5 234 0 235 0 237 0 238 0 239 0 3 240 0 241 0 242 0 243 0 06/01/02 5 244 0 245 0 246 0 247 0 3 248 0 B 249 0 B 250 0 251 0 252 0 253 0 254 0 B 255 0 256 0 257 0 3 258 0 259 0 260 0 261 0 262 0 263 0 264 0 265 0 266 0 267 0 268 0 269 2296360 07/01/02 5 270 0 271 0 272 0 273 0 275 0 276 0 277 0 278 0 279 0 280 0 281 0 282 0 283 0 284 0 285 0 286 0 287 0 B 288 0 289 0 290 0 291 0 292 0 293 0 294 0 295 0 296 0 297 0 01/12/01 5 298 0 299 0 300 0 301 0 302 0 303 0 304 0 305 0 B 306 0 307 0 B 308 0 3 309 0 B 310 0 311 0 312 0 12/12/00 5 313 0 314 0 315 0 B 316 0 B 317 0 318 0 319 0 320 0 321 0 322 0 323 0 324 0 325 0 326 0 327 0 328 0 329 0 330 0 331 0 3 332 0 333 0 334 0 335 0 336 0 337 0 338 0 339 0 340 0 341 0 342 0 343 0 344 0 345 0 346 0 347 0 3 348 0 349 0 350 0 351 0 352 0 353 0 354 0 355 0 356 0 357 0 358 0 359 0 3 360 0 361 0 362 0 2 363 0 364 0 365 0 366 0 367 0 368 0 369 0 370 0 371 0 372 0 373 0 374 0 375 0 376 0 377 0 378 0 379 0 380 0 381 0 382 0 1 383 0 384 0 B 385 0 3 386 0 B 387 0 3 388 0 3 389 0 390 0 391 0 08/01/01 5 392 0 393 0 394 0 395 0 396 0 B 397 0 398 0 400 0 401 0 03/01/02 5 402 0 403 0 404 0 405 0 406 0 407 0 408 0 409 0 410 0 411 0 412 0 413 0 414 0 415 0 2 416 0 417 0 1 418 0 419 0 420 0 421 0 422 0 423 0 424 0 425 0 426 0 1 427 0 428 0 429 0 430 0 Total 16,283,620.17 * NOI and DSCR, if available and reportable under the te based on information obtained from the related borrower, agreement shall be held liable for the accuracy or method figures. (1) LegeA. P&I Adv - in Grac1. P&I Adv - delinquent B. P&I Adv - < one m2. P&I Adv - delinquent 3. P&I Adv - delinqu5. Prepaid in Full 4. Mat. Balloon/Assum6. Specially Serviced 7. Foreclosure 9. REO 11. Modifica 8. Bankruptcy 10. DPO